THIRD QUARTER 2021 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Oaks at Stockbridge Operator: Oaks-Caravita Senior Care, LLC 475 Country Club Drive Stockbridge, GA Exhibit 99.2

Supplemental Q3 2021 2 CORPORATE INFORMATION Company Profile ... 3 Investor Information ... 4 Research Coverage ... 5 FINANCIALS Key Financial Data ... 6 Condensed Consolidated Balance Sheets ... 7 Condensed Consolidated Statements of Income (Loss) ................................................................................................................................................................................... 8 Condensed Consolidated Statements of Income (Loss) (Additional Data) ................................................................................................................................................... 9 Debt Summary ... 10 Debt Maturity Schedule ... 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants ..................................................................................................................................................................... 12 Summary of Capital Expenditures ... 13 Office Portfolio Redevelopment Information as of September 30, 2021 ..................................................................................................................................................... 14 Property Acquisitions / Dispositions Information Since January 1, 2021 ...................................................................................................................................................... 15 Calculation and Reconciliation of NOI and Cash Basis NOI ............................................................................................................................................................................ 16 NOI and Cash Basis NOI ... 17 Same Property NOI and Cash Basis NOI ... 18 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment ...................................................... 19 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre .......................................................................................................................................... 23 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders ................................................................................................... 24 PORTFOLIO INFORMATION Portfolio Summary by Geographic Diversification and Property Type .......................................................................................................................................................... 25 Portfolio Summary ... 26 SHOP Unit Count ... 27 Rent Coverage and Occupancy ... 28 Office Portfolio and Same Property - Results of Operations .......................................................................................................................................................................... 29 SHOP Segment and Same Property - Results of Operations .......................................................................................................................................................................... 32 SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations .................................................................. 33 Office Portfolio Leasing Summary ... 35 Tenants Representing 1% or More of Total Annualized Rental Income ........................................................................................................................................................ 36 Office Portfolio Lease Expiration Schedule ... 37 Non-Segment Lease Expiration Schedule ... 38 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ............................................................................................................................................................................. 39 WARNING CONCERNING FORWARD-LOOKING STATEMENTS .................................................................................................................................................................................. 43 Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 39 for terms used throughout this document. Table of Contents

Supplemental Q3 2021 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties, including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is included in 136 market indices and comprises more than 1% of the following indices as of September 30, 2021: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC) and the Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV). Management: DHC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2021, RMR had $32.7 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 4 Board of Trustees: Jennifer F. Francis John L. Harrington Lisa Harris Jones Managing Trustee Independent Trustee Lead Independent Trustee Daniel F. LePage Adam D. Portnoy Jeffrey P. Somers Independent Trustee Chair of the Board & Managing Trustee Independent Trustee Executive Officers: Jennifer F. Francis Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information: Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com Investor Information RETURN TO TABLE OF CONTENTS 845 N New Ballas Court Creve Coeur, MO

Supplemental Q3 2021 5 Equity Research Coverage: B. Riley Securities, Inc. BofA Securities Colliers Securities LLC Bryan Maher Joshua Dennerlein David Toti (646) 885-5423 (646) 855-1681 (401) 488-4797 bmaher@brileyfin.com joshua.dennerlein@bofa.com david.toti@colliers.com JMP Securities RBC Capital Markets Aaron Hecht Michael Carroll (415) 835-3963 (440) 715-2649 ahecht@jmpsecurities.com michael.carroll@rbccm.com Rating Agencies: Moody’s Investors Service S & P Global Lori Marks Michael Souers (212) 553-1098 (212) 438-2508 lori.marks@moodys.com michael.souers@spglobal.com Research Coverage RETURN TO TABLE OF CONTENTS DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Supplemental Q3 2021 6 Key Financial Data RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Selected Balance Sheet Data: Total gross assets $ 8,907,220 $ 8,972,324 $ 9,285,312 $ 8,171,325 $ 8,186,982 Total assets $ 7,066,048 $ 7,179,852 $ 7,542,706 $ 6,476,424 $ 6,535,118 Total liabilities $ 4,656,391 $ 4,674,703 $ 4,997,516 $ 3,857,202 $ 3,893,412 Total equity $ 2,409,657 $ 2,505,149 $ 2,545,190 $ 2,619,222 $ 2,641,706 Selected Income Statement Data: Total revenues $ 337,416 $ 346,341 $ 362,724 $ 384,909 $ 394,339 Net loss $ (88,004) $ (32,645) $ (66,183) $ (14,920) $ (105,788) Net loss attributable to common shareholders $ (89,343) $ (34,222) $ (67,505) $ (16,228) $ (106,888) NOI $ 71,343 $ 81,709 $ 75,333 $ 82,702 $ 78,689 Adjusted EBITDAre $ 63,080 $ 87,789 $ 73,203 $ 87,218 $ 80,828 FFO attributable to common shareholders $ (13,799) $ (1,525) $ 3,698 $ 22,633 $ 8,861 Normalized FFO attributable to common shareholders $ (9,449) $ 12,215 $ 5,823 $ 22,254 $ 15,134 Per Common Share Data (basic and diluted): Net loss attributable to common shareholders $ (0.38) $ (0.14) $ (0.28) $ (0.07) $ (0.45) FFO attributable to common shareholders $ (0.06) $ (0.01) $ 0.02 $ 0.10 $ 0.04 Normalized FFO attributable to common shareholders $ (0.04) $ 0.05 $ 0.02 $ 0.09 $ 0.06 Dividends: Annualized dividend declared per common share $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Annualized dividend yield (at end of period) 1.2% 1.0% 0.8% 1.0% 1.1 % Normalized FFO attributable to common shareholders payout ratio (25.0) % 20.0% 50.0% 11.1% 16.7% (dollars in thousands, except per share data) 2904 Orchard Parkway San Jose, CA

Supplemental Q3 2021 7 As of As of September 30, 2021 December 31, 2020 Assets Real estate properties: Land $ 793,555 $ 789,125 Buildings and improvements 6,760,990 6,621,605 Total real estate properties, gross 7,554,545 7,410,730 Accumulated depreciation (1,841,172) (1,694,901) Total real estate properties, net 5,713,373 5,715,829 Assets of properties held for sale — 112,437 Cash and cash equivalents 794,739 74,417 Restricted cash 16,698 16,432 Acquired real estate leases and other intangible assets, net 252,629 286,513 Other assets, net 288,609 270,796 Total assets $ 7,066,048 $ 6,476,424 Liabilities and Equity Revolving credit facility $ 800,000 $ — Term loan, net — 199,049 Senior unsecured notes, net 2,805,154 2,608,189 Secured debt and finance leases, net 689,044 691,573 Liabilities of properties held for sale — 3,525 Accrued interest 47,234 23,772 Assumed real estate lease obligations, net 61,335 67,830 Other liabilities 253,624 263,264 Total liabilities 4,656,391 3,857,202 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 238,995,435 and 238,268,478 shares issued and outstanding, respectively 2,390 2,383 Additional paid in capital 4,615,162 4,613,904 Cumulative net income 1,722,039 1,913,109 Cumulative distributions (4,040,709) (4,033,559) Total equity attributable to common shareholders 2,298,882 2,495,837 Noncontrolling interest: Total equity attributable to noncontrolling interest 110,775 123,385 Total equity 2,409,657 2,619,222 Total liabilities and equity $ 7,066,048 $ 6,476,424 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS Advanced Bionics LLC 28515 Westinghouse Place Valencia, CA

Supplemental Q3 2021 8 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2021 2020 2021 2020 Revenues: Rental income $ 101,403 $ 104,238 $ 306,555 $ 320,943 Residents fees and services 236,013 290,101 739,926 926,174 Total revenues 337,416 394,339 1,046,481 1,247,117 Expenses: Property operating expenses 266,073 315,650 818,096 934,150 Depreciation and amortization 68,702 67,211 202,743 204,466 General and administrative 8,870 6,988 25,538 23,132 Acquisition and certain other transaction related costs 3,108 53 15,179 803 Impairment of assets — 64,202 (174) 106,611 Total expenses 346,753 454,104 1,061,382 1,269,162 Gain (loss) on sale of properties 200 (211) 30,838 2,403 Gains and losses on equity securities, net (14,755) 12,510 (26,943) 14,541 Interest and other income (1) 976 134 19,849 8,008 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $3,948, $2,448, $9,777 and $5,574, respectively) (64,493) (58,091) (192,241) (143,715) Gain on lease termination — — — 22,896 Loss on early extinguishment of debt — — (2,410) (427) Loss from continuing operations before income tax expense (87,409) (105,423) (185,808) (118,339) Income tax expense (595) (365) (1,024) (1,048) Net loss (88,004) (105,788) (186,832) (119,387) Net income attributable to noncontrolling interest (1,339) (1,100) (4,238) (3,838) Net loss attributable to common shareholders $ (89,343) $ (106,888) $ (191,070) $ (123,225) Weighted average common shares outstanding (basic) 238,008 237,752 237,905 237,707 Weighted average common shares outstanding (diluted) 238,008 237,752 237,905 237,707 Per common share data (basic and diluted): Net loss attributable to common shareholders $ (0.38) $ (0.45) $ (0.80) $ (0.52) (1) See footnote on the following page. Condensed Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 9 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2021 2020 2021 2020 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.4% 0.4 % Non-cash straight line rent adjustments included in rental income $ 1,679 $ 491 $ 3,804 $ 3,029 Lease value amortization included in rental income $ 1,848 $ 1,856 $ 5,563 $ 5,559 Non-cash share based compensation $ 742 $ 502 $ 1,645 $ 1,166 Non-cash amortization included in property operating expenses $ 199 $ 199 $ 597 $ 597 Non-cash amortization included in general and administrative expenses $ 744 $ 744 $ 2,231 $ 2,231 CARES Act (1) $ 786 $ — $ 18,967 $ 7,346 Condensed Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income funds received under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, in our SHOP segment of $786 and $0 during the three months ended September 30, 2021 and 2020, respectively, and $18,967 and $7,346 during the nine months ended September 30, 2021 and 2020, respectively.

Supplemental Q3 2021 10 Coupon Interest Principal Maturity Due at Years to Rate Rate Balance Date Maturity Maturity Floating Rate Debt: Revolving credit facility (1) (2) 2.850% 2.850% $ 800,000 1/15/2022 $ 800,000 0.3 Weighted average rate / total floating rate debt 2.850% 2.850% $ 800,000 $ 800,000 0.3 Unsecured Fixed Rate Debt: Senior unsecured notes due 2024 4.750% 4.790% $ 250,000 5/1/2024 $ 250,000 2.6 Senior unsecured notes due 2025 (3) 9.750% 9.750% 1,000,000 6/15/2025 1,000,000 3.7 Senior unsecured notes due 2028 4.750% 4.966% 500,000 2/15/2028 500,000 6.4 Senior unsecured notes due 2031 4.375% 4.375% 500,000 3/1/2031 500,000 9.4 Senior unsecured notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 20.8 Senior unsecured notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 24.4 Weighted average rate / total unsecured fixed rate debt 6.678% 6.719% $ 2,850,000 $ 2,850,000 9.0 Weighted average rate / total floating and unsecured fixed rate debt 5.839% 5.871% $ 3,650,000 $ 3,650,000 7.1 Secured Fixed Rate Debt: Mortgage - secured by 1 property 6.280% 5.170% $ 11,304 7/1/2022 $ 10,744 0.8 Mortgage - secured by 1 property 4.850% 3.790% 10,542 10/1/2022 10,287 1.0 Mortgage - secured by 2 properties 5.750% 5.110% 15,546 10/6/2022 15,182 1.0 Mortgage - secured by 1 property 6.640% 4.920% 15,318 6/1/2023 14,522 1.7 Finance leases - 2 properties 7.700% 7.700% 6,937 4/30/2026 155 4.6 Mortgages - secured by 1 property (4) 3.530% 3.530% 620,000 8/6/2026 620,000 4.9 Mortgage - secured by 1 property 4.444% 4.444% 10,298 7/1/2043 1,698 21.8 Weighted average rate / total secured fixed rate debt 3.770% 3.683% $ 689,945 $ 672,588 4.8 Weighted average rate / total debt 5.510% 5.523% $ 4,339,945 $ 4,322,588 6.7 Debt Summary (dollars in thousands) RETURN TO TABLE OF CONTENTS As of September 30, 2021 (1) In October 2021, we exercised our option to extend the maturity date of our revolving credit facility by one year to January 2023. Subject to the payment of an extension fee and meeting other conditions, we have an additional option to extend the maturity date of this facility by one year to January 2024. (2) We pledged certain equity interests of subsidiaries owning properties to secure our obligations under the agreement governing our revolving credit facility and provided first mortgage liens on 61 of our medical office and life science properties. (3) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time on or after June 15, 2022 at set redemption prices. (4) The life science property encumbered by these mortgages is owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

Supplemental Q3 2021 11 $800,000 $0 $250,000 $1,000,000 $500,000 $1,100,000 $810 $39,067 $16,413 $1,834 $2,001 $620,904 $302 $315 $330 $7,969 Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2021 2022 2023 2024 2025 2026 2027 2028 2029 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Debt Maturity Schedule (1) (1) (1) (3) (2) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2021 (1) (1) Represents Secured Fixed Rate Debt payments. (2) Represents outstanding borrowings under our revolving credit facility as of September 30, 2021. In October 2021, we exercised our option to extend the maturity date of our revolving credit facility by one year to January 2023. Subject to the payment of an extension fee and meeting other conditions, we have an additional option to extend the maturity date of this facility by one year to January 2024. (3) Includes $6,937 of finance lease obligations due through April 2026. (1) (1) (2)

Supplemental Q3 2021 12 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Leverage Ratios: Net debt / total gross assets 39.8% 38.9% 40.9% 42.4% 42.3% Net debt / gross book value of real estate assets 43.0% 42.5% 46.0% 42.2% 42.0% Secured debt / total assets 9.8% 9.6% 9.2% 10.7% 10.6% Variable rate debt / net debt 22.6% 22.9% 21.1% 5.8% 5.8% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 13.9x 9.9x 12.9x 10.1x 10.6x Adjusted EBITDAre / interest expense 1.0x 1.3x 1.2x 1.5x 1.4x As of and For the Trailing Twelve Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Public Debt Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt - required minimum 150.0% 232.7% 231.8% 210.8% 246.6% 247.0% Incurrence Covenants Total debt / adjusted total assets - allowable maximum 60.0% 47.8% 47.5% 49.2% 42.5% 42.4% Secured debt / adjusted total assets - allowable maximum 40.0% 16.4% 16.3% 15.8% 8.3% 8.3% Consolidated income available for debt service / debt service - required minimum 1.50x (1) 1.23x 1.31x 1.60x 1.98x 2.31x (1) As of September 30, 2021, our ratio of consolidated income available for debt service to debt service was below the requirement under our revolving credit facility and our public debt covenants, and as a result, we are not allowed to incur additional debt while this ratio is below the required level on a pro forma basis. Express Scripts, Inc. 4700 North Hanley Road St. Louis, MO

Supplemental Q3 2021 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Office Portfolio lease related costs $ 5,910 $ 10,044 $ 8,358 $ 6,071 $ 4,411 Office Portfolio building improvements 3,332 4,437 2,176 6,756 4,990 SHOP fixed assets and capital improvements 23,270 19,283 22,530 27,035 15,988 Recurring capital expenditures $ 32,512 $ 33,764 $ 33,064 $ 39,862 $ 25,389 Office Portfolio avg. sq. ft. during period 10,927 11,059 11,236 11,428 11,621 SHOP avg. units managed during period 25,424 26,193 26,966 27,601 28,290 Office Portfolio building improvements per avg. sq. ft. during period $ 0.30 $ 0.40 $ 0.19 $ 0.59 $ 0.43 SHOP fixed assets and capital improvements per avg. unit during period $ 915 $ 736 $ 835 $ 979 $ 565 Development, redevelopment and other activities - Office Portfolio $ 6,824 $ 9,689 $ 12,718 $ 17,655 $ 14,832 Development, redevelopment and other activities - SHOP 2,217 5,345 6,092 7,172 4,927 Total development, redevelopment and other activities $ 9,041 $ 15,034 $ 18,810 $ 24,827 $ 19,759

Supplemental Q3 2021 14 Project Location Type of Property Square Feet (1) Estimated Project Costs Total Costs Incurred as of September 30, 2021 Estimated Completion Date 4 Maguire Road Lexington, MA Life Science 54,633 $ 28.7 $ 15.4 Q2 2022 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.4 $ 0.7 Q2 2022 (1) Represents estimated square footage upon project completion. Office Portfolio Redevelopment Information as of September 30, 2021 (dollars in millions) RETURN TO TABLE OF CONTENTS Rendering of 4 Maguire Road Lexington, MA

Supplemental Q3 2021 15 Property Acquisitions / Dispositions Information Since January 1, 2021 Acquisitions: We have not acquired any properties since January 1, 2021. Dispositions: Date Sold Location Type of Property Number of Buildings Gross Sales Price 2/23/2021 Plymouth Meeting, PA Medical Office 1 $ 9,000 4/28/2021 Alachua, FL Life Science / Medical Office 4 95,500 Total Dispositions 5 $ 104,500 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 16 Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020 Calculation of NOI and Cash Basis NOI: Revenues: Rental income $ 101,403 $ 102,394 $ 102,758 $ 106,272 $ 104,238 $ 306,555 $ 320,943 Residents fees and services 236,013 243,947 259,966 278,637 290,101 739,926 926,174 Total revenues 337,416 346,341 362,724 384,909 394,339 1,046,481 1,247,117 Property operating expenses (266,073) (264,632) (287,391) (302,207) (315,650) (818,096) (934,150) NOI 71,343 81,709 75,333 82,702 78,689 228,385 312,967 Non-cash straight line rent adjustments included in rental income (1,679) (1,321) (804) (3,040) (491) (3,804) (3,029) Lease value amortization included in rental income (1,848) (1,849) (1,866) (1,846) (1,856) (5,563) (5,559) Non-cash amortization included in property operating expenses (199) (199) (199) (200) (199) (597) (597) Cash Basis NOI $ 67,617 $ 78,340 $ 72,464 $ 77,616 $ 76,143 $ 218,421 $ 303,782 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net loss $ (88,004) $ (32,645) $ (66,183) $ (14,920) $ (105,788) $ (186,832) $ (119,387) Income tax expense 595 191 238 202 365 1,024 1,048 Loss on early extinguishment of debt — 370 2,040 — — 2,410 427 Gain on lease termination — — — — — — (22,896) Interest expense 64,493 67,657 60,091 57,768 58,091 192,241 143,715 Interest and other income (976) (16,038) (2,835) (10,213) (134) (19,849) (8,008) Losses (gains) on equity investments, net 14,755 3,849 8,339 (19,565) (12,510) 26,943 (14,541) (Gain) loss on sale of properties (200) (30,760) 122 (4,084) 211 (30,838) (2,403) Impairment of assets — — (174) 361 64,202 (174) 106,611 Acquisition and certain other transaction related costs 3,108 12,071 — 11 53 15,179 803 General and administrative 8,870 9,126 7,542 7,461 6,988 25,538 23,132 Depreciation and amortization 68,702 67,888 66,153 65,681 67,211 202,743 204,466 NOI 71,343 81,709 75,333 82,702 78,689 228,385 312,967 Non-cash straight line rent adjustments included in rental income (1,679) (1,321) (804) (3,040) (491) (3,804) (3,029) Lease value amortization included in rental income (1,848) (1,849) (1,866) (1,846) (1,856) (5,563) (5,559) Non-cash amortization included in property operating expenses (199) (199) (199) (200) (199) (597) (597) Cash Basis NOI $ 67,617 $ 78,340 $ 72,464 $ 77,616 $ 76,143 $ 218,421 $ 303,782

Supplemental Q3 2021 17 For the Three Months Ended For the Nine Months Ended 9/30/2021 9/30/2020 % Change 9/30/2021 9/30/2020 % Change NOI: Life Science $ 29,781 $ 32,577 (8.6) % $ 93,837 $ 100,862 (7.0) % Medical Office 29,353 28,210 4.1% 88,810 90,606 (2.0) % Total Office Portfolio 59,134 60,787 (2.7) % 182,647 191,468 (4.6) % SHOP 2,326 7,899 (70.6) % 16,830 89,071 (81.1) % Non-Segment 9,883 10,003 (1.2) % 28,908 32,428 (10.9) % Total $ 71,343 $ 78,689 (9.3) % $ 228,385 $ 312,967 (27.0) % Cash Basis NOI: Life Science $ 27,178 $ 30,117 (9.8) % $ 85,066 $ 92,996 (8.5) % Medical Office 28,127 28,233 (0.4) % 87,019 89,664 (2.9) % Total Office Portfolio 55,305 58,350 (5.2) % 172,085 182,660 (5.8) % SHOP 2,326 7,899 (70.6) % 16,830 89,071 (81.1) % Non-Segment 9,986 9,894 0.9% 29,506 32,051 (7.9) % Total $ 67,617 $ 76,143 (11.2) % $ 218,421 $ 303,782 (28.1) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 18 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2021 9/30/2020 % Change 9/30/2021 9/30/2020 % Change NOI: Life Science $ 29,915 $ 30,276 (1.2) % $ 91,682 $ 92,584 (1.0) % Medical Office 29,530 27,466 7.5% 88,625 87,316 1.5 % Total Office Portfolio 59,445 57,742 2.9% 180,307 179,900 0.2 % SHOP 5,532 13,506 (59.0) % 25,018 92,384 (72.9) % Non-Segment 9,883 9,044 9.3% 28,909 29,549 (2.2) % Total $ 74,860 $ 80,292 (6.8) % $ 234,234 $ 301,833 (22.4) % Cash Basis NOI: Life Science $ 27,544 $ 28,171 (2.2) % $ 83,762 $ 85,691 (2.3) % Medical Office 28,304 27,442 3.1% 86,787 86,629 0.2 % Total Office Portfolio 55,848 55,613 0.4% 170,549 172,320 (1.0) % SHOP 5,532 13,506 (59.0) % 25,018 92,384 (72.9) % Non-Segment 9,986 8,919 12.0% 29,507 29,122 1.3 % Total $ 71,366 $ 78,038 (8.5) % $ 225,074 $ 293,826 (23.4) %

Supplemental Q3 2021 19 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment RETURN TO TABLE OF CONTENTS (dollars in thousands) Office Portfolio For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Rental income $ 91,520 $ 92,804 $ 93,323 $ 94,850 $ 94,235 Property operating expenses (32,386) (31,321) (31,293) (32,709) (33,448) NOI $ 59,134 $ 61,483 $ 62,030 $ 62,141 $ 60,787 NOI $ 59,134 $ 61,483 $ 62,030 $ 62,141 $ 60,787 Less: Non-cash straight line rent adjustments included in rental income 1,800 1,597 1,083 1,114 438 Lease value amortization included in rental income 1,830 1,833 1,822 1,790 1,800 Non-cash amortization included in property operating expenses 199 199 199 200 199 Cash Basis NOI $ 55,305 $ 57,854 $ 58,926 $ 59,037 $ 58,350 Reconciliation of NOI to Same Property NOI: NOI $ 59,134 $ 61,483 $ 62,030 $ 62,141 $ 60,787 Less: NOI of properties not included in same property results (311) 531 2,121 2,735 3,045 Same Property NOI $ 59,445 $ 60,952 $ 59,909 $ 59,406 $ 57,742 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 59,445 $ 60,952 $ 59,909 $ 59,406 $ 57,742 Less: Non-cash straight line rent adjustments included in rental income 1,578 1,335 785 798 134 Lease value amortization included in rental income 1,830 1,833 1,832 1,801 1,811 Non-cash amortization included in property operating expenses 189 189 188 184 184 Same Property Cash Basis NOI $ 55,848 $ 57,595 $ 57,104 $ 56,623 $ 55,613

Supplemental Q3 2021 20 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) SHOP For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Residents fees and services $ 236,013 $ 243,947 $ 259,966 $ 278,637 $ 290,101 Property operating expenses (233,687) (233,311) (256,098) (269,498) (282,202) NOI / Cash Basis NOI $ 2,326 $ 10,636 $ 3,868 $ 9,139 $ 7,899 Reconciliation of NOI / Cash Basis NOI to Same Property NOI / Same Property Cash Basis NOI: NOI / Cash Basis NOI $ 2,326 $ 10,636 $ 3,868 $ 9,139 $ 7,899 Less: NOI / Cash Basis NOI of properties not included in same property results (3,206) (978) (4,005) (5,204) (5,607) Same Property NOI / Same Property Cash Basis NOI $ 5,532 $ 11,614 $ 7,873 $ 14,343 $ 13,506

Supplemental Q3 2021 21 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) Non-Segment For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Rental income $ 9,883 $ 9,590 $ 9,435 $ 11,422 $ 10,003 Property operating expenses — — — — — NOI $ 9,883 $ 9,590 $ 9,435 $ 11,422 $ 10,003 NOI $ 9,883 $ 9,590 $ 9,435 $ 11,422 $ 10,003 Less: Non-cash straight line rent adjustments included in rental income (121) (276) (279) 1,926 53 Lease value amortization included in rental income 18 16 44 56 56 Non-cash amortization included in property operating expenses — — — — — Cash Basis NOI $ 9,986 $ 9,850 $ 9,670 $ 9,440 $ 9,894 Reconciliation of NOI to Same Property NOI: NOI $ 9,883 $ 9,590 $ 9,435 $ 11,422 $ 10,003 Less: NOI of properties not included in same property results — — — 218 959 Same Property NOI $ 9,883 $ 9,590 $ 9,435 $ 11,204 $ 9,044 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 9,883 $ 9,590 $ 9,435 $ 11,204 $ 9,044 Less: Non-cash straight line rent adjustments included in rental income (121) (276) (279) 1,928 70 Lease value amortization included in rental income 18 16 44 55 55 Non-cash amortization included in property operating expenses — — — — — Same Property Cash Basis NOI $ 9,986 $ 9,850 $ 9,670 $ 9,221 $ 8,919

Supplemental Q3 2021 22 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) Consolidated For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Rental income / residents fees and services $ 337,416 $ 346,341 $ 362,724 $ 384,909 $ 394,339 Property operating expenses (266,073) (264,632) (287,391) (302,207) (315,650) NOI $ 71,343 $ 81,709 $ 75,333 $ 82,702 $ 78,689 NOI $ 71,343 $ 81,709 $ 75,333 $ 82,702 $ 78,689 Less: Non-cash straight line rent adjustments included in rental income 1,679 1,321 804 3,040 491 Lease value amortization included in rental income 1,848 1,849 1,866 1,846 1,856 Non-cash amortization included in property operating expenses 199 199 199 200 199 Cash Basis NOI $ 67,617 $ 78,340 $ 72,464 $ 77,616 $ 76,143 Reconciliation of NOI to Same Property NOI: NOI $ 71,343 $ 81,709 $ 75,333 $ 82,702 $ 78,689 Less: NOI of properties not included in same property results (3,517) (447) (1,884) (2,251) (1,603) Same Property NOI $ 74,860 $ 82,156 $ 77,217 $ 84,953 $ 80,292 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 74,860 $ 82,156 $ 77,217 $ 84,953 $ 80,292 Less: Non-cash straight line rent adjustments included in rental income 1,457 1,059 506 2,726 204 Lease value amortization included in rental income 1,848 1,849 1,876 1,856 1,866 Non-cash amortization included in property operating expenses 189 189 188 184 184 Same Property Cash Basis NOI $ 71,366 $ 79,059 $ 74,647 $ 80,187 $ 78,038

Supplemental Q3 2021 23 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020 Net loss $ (88,004) $ (32,645) $ (66,183) $ (14,920) $ (105,788) $ (186,832) $ (119,387) Interest expense 64,493 67,657 60,091 57,768 58,091 192,241 143,715 Income tax expense 595 191 238 202 365 1,024 1,048 Depreciation and amortization 68,702 67,888 66,153 65,681 67,211 202,743 204,466 EBITDA 45,786 103,091 60,299 108,731 19,879 209,176 229,842 (Gain) loss on sale of properties (200) (30,760) 122 (4,084) 211 (30,838) (2,403) Impairment of assets — — (174) 361 64,202 (174) 106,611 Adjustments to reflect our share of EBITDAre attributable to an equity method investment (2,345) (2,673) 2,310 1,967 2,419 (2,708) (302) EBITDAre 43,241 69,658 62,557 106,975 86,711 175,456 333,748 General and administrative expense paid in common shares 742 675 228 402 502 1,645 1,166 Acquisition and certain other transaction related costs 3,108 12,071 — 11 53 15,179 803 Gain on lease termination — — — — — — (22,896) Loss on early extinguishment of debt — 370 2,040 — — 2,410 427 Costs and payment obligations related to compliance assessment at one of our senior living communities — — — (402) 6,172 — 6,172 Losses (gains) on equity securities, net 14,755 3,849 8,339 (19,565) (12,510) 26,943 (14,541) Adjustments to reflect our share of Adjusted EBITDAre attributable to an equity method investment 1,234 1,166 39 (203) (100) 2,439 9,229 Adjusted EBITDAre $ 63,080 $ 87,789 $ 73,203 $ 87,218 $ 80,828 $ 224,072 $ 314,108 RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 24 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020 Net loss attributable to common shareholders $ (89,343) $ (34,222) $ (67,505) $ (16,228) $ (106,888) $ (191,070) $ (123,225) Depreciation and amortization 68,702 67,888 66,153 65,681 67,211 202,743 204,466 (Gain) loss on sale of properties (200) (30,760) 122 (4,084) 211 (30,838) (2,403) Impairment of assets — — (174) 361 64,202 (174) 106,611 Losses (gains) on equity securities, net 14,755 3,849 8,339 (19,565) (12,510) 26,943 (14,541) FFO adjustments attributable to noncontrolling interest (5,273) (5,275) (5,273) (5,275) (5,275) (15,821) (15,825) Adjustments to reflect our share of FFO attributable to an equity method investment (2,440) (3,005) 2,036 1,743 1,910 (3,409) (904) FFO attributable to common shareholders (13,799) (1,525) 3,698 22,633 8,861 (11,626) 154,179 Acquisition and certain other transaction related costs 3,108 12,071 — 11 53 15,179 803 Costs and payment obligations related to compliance assessment at one of our senior living communities — — — (402) 6,172 — 6,172 Gain on lease termination — — — — — — (22,896) Loss on early extinguishment of debt — 370 2,040 — — 2,410 427 Adjustments to reflect our share of Normalized FFO attributable to an equity method investment 1,242 1,299 85 12 48 2,626 9,175 Normalized FFO attributable to common shareholders $ (9,449) $ 12,215 $ 5,823 $ 22,254 $ 15,134 $ 8,589 $ 147,860 Weighted average common shares outstanding (basic) 238,008 237,871 237,834 237,834 237,752 237,905 237,707 Weighted average common shares outstanding (diluted) 238,008 237,871 237,834 237,834 237,752 237,905 237,707 Per Common Share Data (basic and diluted): Net loss attributable to common shareholders $ (0.38) $ (0.14) $ (0.28) $ (0.07) $ (0.45) $ (0.80) $ (0.52) FFO attributable to common shareholders $ (0.06) $ (0.01) $ 0.02 $ 0.10 $ 0.04 $ (0.05) $ 0.65 Normalized FFO attributable to common shareholders $ (0.04) $ 0.05 $ 0.02 $ 0.09 $ 0.06 $ 0.04 $ 0.62

Supplemental Q3 2021 25 (based on Gross Book Value of Real Estate Assets as of September 30, 2021) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. SNFs: <1% Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Property Type(1) (2) (based on Q3 2021 NOI)

Supplemental Q3 2021 26 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per square foot or unit) As of September 30, 2021 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q3 2021 Total Revenues % of Q3 2021 Total NOI Q3 2021 Q3 2021 Revenues NOI Life science 30 4,130,226 $ 1,898,870 23.0% $ 460 $ 42,074 12.5% $ 29,781 41.7 % Medical office 88 6,797,179 1,831,379 22.2% $ 269 49,446 14.6% 29,353 41.2 % Subtotal Office Portfolio 118 10,927,405 sq. ft. 3,730,249 45.2% $ 341 91,520 27.1% 59,134 82.9 % SHOP 235 25,424 units 4,089,259 49.6% $ 160,842 236,013 69.9% 2,326 3.3 % Other triple net leased senior living communities 29 2,327 units 250,273 3.0% $ 107,552 6,239 1.9% 6,239 8.7 % Wellness centers 10 812,000 sq. ft. 178,110 2.2% $ 219 3,644 1.1% 3,644 5.1 % Total 392 $ 8,247,891 100.0% $ 337,416 100.0% $ 71,343 100.0 % Aurora Health Advocate 215 Washington Street Grafton, WI

Supplemental Q3 2021 27 SHOP Unit Count Assisted Living units: 10,620: 42% Independent Living and Active Adult units: 10,415: 41% SNF units: 1,425: 6% Memory Care units: 2,964: 11% RETURN TO TABLE OF CONTENTS SHOP Unit Count as of September 30, 2021 Assisted Living units: 6,451: 36% Independent Living and Active Adult units: 9,857: 55% Memory Care units: 1,591: 9% Assisted Living units: 4,169: 55% Independent Living units: 558: 7% SNF units: 1,425: 19% Memory Care units: 1,373: 19% Pro Forma Five Star Retained Communities Unit Count as of September 30, 2021 Pro Forma Operator Transition Communities Unit Count as of September 30, 2021

Supplemental Q3 2021 28 Rent Coverage and Occupancy Rent Coverage (1): For the Twelve Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Other triple net leased senior living communities 1.27 x 1.38 x 1.48 x 1.61 x 1.63 x Wellness centers 1.17 x 0.94 x 0.91 x 1.05 x 1.30 x Total 1.24 x 1.24 x 1.26 x 1.37 x 1.49 x Occupancy - Other triple net leased senior living communities (1): For the Twelve Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Occupancy 76.3% 77.7% 80.6% 83.4% 85.4 % Same Property Occupancy (2) 76.3% 77.7% 80.6% 83.4% 85.4 % RETURN TO TABLE OF CONTENTS (1) All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. (2) Same property occupancy includes those properties classified as same property for the three months ended September 30, 2021 for all periods presented. The Stratford Carmel, IN

Supplemental Q3 2021 29RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2021 As of and For the Three Months Ended September 30, 2020 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 30 88 118 34 92 126 Square Feet 4,130 6,797 10,927 4,554 7,019 11,573 Occupancy 93.7% 89.8% 91.3% 91.3% 91.2% 91.3 % Rental Income $ 42,074 $ 49,446 $ 91,520 $ 44,697 $ 49,538 $ 94,235 NOI $ 29,781 $ 29,353 $ 59,134 $ 32,577 $ 28,210 $ 60,787 Cash Basis NOI $ 27,178 $ 28,127 $ 55,305 $ 30,117 $ 28,233 $ 58,350 NOI Margin % 70.8% 59.4% 64.6% 72.9% 56.9% 64.5 % Cash Basis NOI Margin % 68.7% 58.2% 62.9% 71.2% 56.8% 63.4 % NOI % Change (8.6) % 4.1% (2.7) % Cash Basis NOI % Change (9.8) % (0.4) % (5.2) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2021 As of and For the Three Months Ended September 30, 2020 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 25 87 112 25 87 112 Square Feet 3,807 6,705 10,512 3,802 6,705 10,507 Occupancy 96.0% 90.9% 92.7% 96.7% 91.3% 93.2 % Rental Income $ 41,480 $ 49,391 $ 90,871 $ 41,702 $ 47,842 $ 89,544 NOI $ 29,915 $ 29,530 $ 59,445 $ 30,276 $ 27,466 $ 57,742 Cash Basis NOI $ 27,544 $ 28,304 $ 55,848 $ 28,171 $ 27,442 $ 55,613 NOI Margin % 72.1% 59.8% 65.4% 72.6% 57.4% 64.5 % Cash Basis NOI Margin % 70.3% 58.6% 63.9% 71.0% 57.3% 63.5 % NOI % Change (1.2) % 7.5% 2.9 % Cash Basis NOI % Change (2.2) % 3.1% 0.4 % Office Portfolio and Same Property - Results of Operations Three Months Ended September 30, 2021 and 2020

Supplemental Q3 2021 30 Office Portfolio and Same Property - Results of Operations (continued) RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Nine Months Ended September 30, 2021 As of and For the Nine Months Ended September 30, 2020 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 30 88 118 34 92 126 Square Feet 4,130 6,797 10,927 4,554 7,019 11,573 Occupancy 93.7% 89.8% 91.3% 91.3% 91.2% 91.3 % Rental Income $ 129,700 $ 147,947 $ 277,647 $ 136,702 $ 151,813 $ 288,515 NOI $ 93,837 $ 88,810 $ 182,647 $ 100,862 $ 90,606 $ 191,468 Cash Basis NOI $ 85,066 $ 87,019 $ 172,085 $ 92,996 $ 89,664 $ 182,660 NOI Margin % 72.3% 60.0% 65.8% 73.8% 59.7% 66.4 % Cash Basis NOI Margin % 70.2% 59.4% 64.3% 72.0% 59.3% 65.2 % NOI % Change (7.0) % (2.0) % (4.6) % Cash Basis NOI % Change (8.5) % (2.9) % (5.8) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Nine Months Ended September 30, 2021 As of and For the Nine Months Ended September 30, 2020 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 25 87 112 25 87 112 Square Feet 3,807 6,705 10,512 3,802 6,705 10,507 Occupancy 96.0% 90.9% 92.7% 96.7% 91.3% 93.2 % Rental Income $ 125,709 $ 146,770 $ 272,479 $ 126,278 $ 145,188 $ 271,466 NOI $ 91,682 $ 88,625 $ 180,307 $ 92,584 $ 87,316 $ 179,900 Cash Basis NOI $ 83,762 $ 86,787 $ 170,549 $ 85,691 $ 86,629 $ 172,320 NOI Margin % 72.9% 60.4% 66.2% 73.3% 60.1% 66.3 % Cash Basis NOI Margin % 71.0% 59.7% 64.8% 71.6% 59.8% 65.2 % NOI % Change (1.0) % 1.5% 0.2 % Cash Basis NOI % Change (2.3) % 0.2% (1.0) % Nine Months Ended September 30, 2021 and 2020

Supplemental Q3 2021 31 (1) Same property includes those properties classified as same property for the three months ended September 30, 2021 for all periods presented. RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Number of Buildings 118 118 122 123 126 Square Feet 10,927 10,927 11,190 11,282 11,573 Occupancy 91.3% 91.0% 92.3% 91.4% 91.3 % Rental Income $ 91,520 $ 92,804 $ 93,323 $ 94,850 $ 94,235 NOI $ 59,134 $ 61,483 $ 62,030 $ 62,141 $ 60,787 Cash Basis NOI $ 55,305 $ 57,854 $ 58,926 $ 59,037 $ 58,350 NOI Margin % 64.6% 66.3% 66.5% 65.5% 64.5 % Cash Basis NOI Margin % 62.9% 64.7% 65.2% 64.2% 63.4 % Sequential NOI % Change (3.8) % (0.9) % (0.2) % 2.2 % Sequential Cash Basis NOI % Change (4.4) % (1.8) % (0.2) % 1.2 % Year Over Year NOI % Change (2.7) % Year Over Year Cash Basis NOI % Change (5.2) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars and sq. ft. in thousands) As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Number of Buildings 112 112 112 112 112 Square Feet 10,512 10,512 10,512 10,512 10,507 Occupancy 92.7% 93.0% 93.8% 93.9% 93.2 % Rental Income $ 90,871 $ 91,447 $ 90,160 $ 90,811 $ 89,544 NOI $ 59,445 $ 60,952 $ 59,909 $ 59,406 $ 57,742 Cash Basis NOI $ 55,848 $ 57,595 $ 57,104 $ 56,623 $ 55,613 NOI Margin % 65.4% 66.7% 66.4% 65.4% 64.5 % Cash Basis NOI Margin % 63.9% 65.2% 65.2% 64.2% 63.5 % Sequential NOI % Change (2.5) % 1.7% 0.8% 2.9 % Sequential Cash Basis NOI % Change (3.0) % 0.9% 0.8% 1.8 % Year Over Year NOI % Change 2.9 % Year Over Year Cash Basis NOI % Change 0.4 % Office Portfolio and Same Property - Results of Operations (continued) Trailing Five Quarters

Supplemental Q3 2021 32 SHOP Segment and Same Property - Results of Operations RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Number of Properties 235 235 235 235 239 Number of Units 25,424 25,423 26,963 26,969 28,232 Occupancy 71.3% 70.9% 69.5% 72.2% 75.2 % Average Monthly Rate $ 4,234 $ 4,307 $ 4,623 $ 4,541 $ 4,508 Year Over Year Average Monthly Rate % Change (6.1) % Residents Fees and Services $ 236,013 $ 243,947 $ 259,966 $ 278,637 $ 290,101 Property Operating Expenses (233,687) (233,311) (256,098) (269,498) (282,202) NOI $ 2,326 $ 10,636 $ 3,868 $ 9,139 $ 7,899 NOI Margin % 1.0% 4.4% 1.5% 3.3% 2.7 % Sequential NOI % Change (78.1) % 175.0% (57.7) % 15.7 % Year Over Year NOI % Change (70.6) % SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars in thousands, except average monthly rate) As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Number of Properties 159 159 159 159 159 Number of Units 20,669 20,669 20,669 20,669 20,669 Occupancy 72.5% 72.0% 71.7% 74.9% 77.9 % Average Monthly Rate $ 4,023 $ 4,094 $ 4,136 $ 4,022 $ 4,112 Year Over Year Average Monthly Rate % Change (2.2) % Residents Fees and Services $ 184,932 $ 194,460 $ 211,142 $ 219,646 $ 223,575 Property Operating Expenses (179,400) (182,846) (203,269) (205,303) (210,069) NOI $ 5,532 $ 11,614 $ 7,873 $ 14,343 $ 13,506 NOI Margin % 3.0% 6.0% 3.7% 6.5% 6.0 % Sequential NOI % Change (52.4) % 47.5% (45.1) % 6.2 % Year Over Year NOI % Change (59.0) % (1) Same property includes those properties classified as same property for the three months ended September 30, 2021 for all periods presented. Trailing Five Quarters

Supplemental Q3 2021 33RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended September 30, 2021 As of and For the Three Months Ended September 30, 2020 Five Star Retained Communities Operator Transition Communities Total SHOP Segment Five Star Retained Communities Operator Transition Communities Total SHOP Segment Number of Properties (1) 120 115 235 124 115 239 Number of Units 17,899 7,525 25,424 20,129 8,103 28,232 Occupancy 73.4% 66.6% 71.3% 76.5% 72.2% 75.2 % Average Monthly Rate $ 3,937 $ 5,008 $ 4,234 $ 4,383 $ 4,840 $ 4,508 Average Monthly Rate % Change (10.2) % 3.5% (6.1) % Residents Fees and Services $ 158,509 $ 77,504 $ 236,013 $ 203,304 $ 86,797 $ 290,101 Property Operating Expenses (151,235) (82,452) (233,687) (192,181) (90,021) (282,202) NOI $ 7,274 $ (4,948) $ 2,326 $ 11,123 $ (3,224) $ 7,899 NOI Margin % 4.6% (6.4) % 1.0% 5.5% (3.7) % 2.7 % NOI % Change (34.6) % 53.5% (70.6) % SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended September 30, 2021 As of and For the Three Months Ended September 30, 2020 Five Star Retained Communities Operator Transition Communities Total SHOP Segment Five Star Retained Communities Operator Transition Communities Total SHOP Segment Number of Properties (1) 120 39 159 120 39 159 Number of Units 17,899 2,770 20,669 17,899 2,770 20,669 Occupancy 73.4% 67.2% 72.5% 78.5% 73.7% 77.9 % Average Monthly Rate $ 3,937 $ 4,632 $ 4,023 $ 4,034 $ 4,652 $ 4,112 Average Monthly Rate % Change (2.4) % (0.4) % (2.2) % Residents Fees and Services $ 158,509 $ 26,423 $ 184,932 $ 194,520 $ 29,055 $ 223,575 Property Operating Expenses (151,028) (28,372) (179,400) (181,302) (28,767) (210,069) NOI $ 7,481 $ (1,949) $ 5,532 $ 13,218 $ 288 $ 13,506 NOI Margin % 4.7% (7.4) % 3.0% 6.8% 1.0% 6.0 % NOI % Change (43.4) % (776.7) % (59.0) % SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations Three Months Ended September 30, 2021 and 2020 (1) As of November 3, 2021, we had executed agreements with 10 new third party managers to transition 107 senior living communities. Of these 107 senior living communities, 99 have been transitioned to new third party managers.

Supplemental Q3 2021 34RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Nine Months Ended September 30, 2021 As of and For the Nine Months Ended September 30, 2020 Five Star Retained Communities Operator Transition Communities Total SHOP Segment Five Star Retained Communities Operator Transition Communities Total SHOP Segment Number of Properties (1) 120 115 235 124 115 239 Number of Units 17,899 7,525 25,424 20,129 8,103 28,232 Occupancy 72.3% 66.2% 70.6% 80.3% 75.3% 78.9 % Average Monthly Rate $ 4,161 $ 4,997 $ 4,389 $ 4,415 $ 4,826 $ 4,526 Average Monthly Rate % Change (5.8) % 3.5% (3.0) % Residents Fees and Services $ 512,659 $ 227,267 $ 739,926 $ 657,119 $ 269,055 $ 926,174 Property Operating Expenses (482,354) (240,742) (723,096) (575,105) (261,998) (837,103) NOI $ 30,305 $ (13,475) $ 16,830 $ 82,014 $ 7,057 $ 89,071 NOI Margin % 5.9% (5.9) % 2.3% 12.5% 2.6% 9.6 % NOI % Change (63.0) % (290.9) % (81.1) % SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Nine Months Ended September 30, 2021 As of and For the Nine Months Ended September 30, 2020 Five Star Retained Communities Operator Transition Communities Total SHOP Segment Five Star Retained Communities Operator Transition Communities Total SHOP Segment Number of Properties (1) 120 39 159 120 39 159 Number of Units 17,899 2,770 20,669 17,899 2,770 20,669 Occupancy 73.0% 66.3% 72.1% 82.4% 77.5% 81.7 % Average Monthly Rate $ 4,001 $ 4,669 $ 4,084 $ 3,992 $ 4,612 $ 4,071 Average Monthly Rate % Change 0.2% 1.2% 0.3 % Residents Fees and Services $ 512,480 $ 78,054 $ 590,534 $ 622,783 $ 90,198 $ 712,981 Property Operating Expenses (481,950) (83,566) (565,516) (536,044) (84,553) (620,597) NOI $ 30,530 $ (5,512) $ 25,018 $ 86,739 $ 5,645 $ 92,384 NOI Margin % 6.0% (7.1) % 4.2% 13.9% 6.3% 13.0 % NOI % Change (64.8) % (197.6) % (72.9) % SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations Nine Months Ended September 30, 2021 and 2020 (1) As of November 3, 2021, we had executed agreements with 10 new third party managers to transition 107 senior living communities. Of these 107 senior living communities, 99 have been transitioned to new third party managers.

Supplemental Q3 2021 35 Office Portfolio Leasing Summary The leasing summary on this page is based on leases entered into during the periods indicated. (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Buildings 118 118 122 123 126 Total square feet 10,927 10,927 11,190 11,282 11,573 Occupancy 91.3% 91.0% 92.3% 91.4% 91.3 % Leasing Activity (sq. ft.): New leases 101 65 152 113 67 Renewals 271 567 60 300 135 Total 372 632 212 413 202 Rental Rate on New and Renewed Leases per Sq. Ft.: New leases $ 58.73 $ 45.63 $ 66.99 $ 25.10 $ 42.62 Renewals $ 29.76 $ 38.05 $ 34.96 $ 23.38 $ 28.58 Average net annual rent $ 37.61 $ 38.83 $ 57.89 $ 23.85 $ 33.21 Leasing Costs and Concession Commitments: New leases $ 15,645 $ 5,191 $ 32,250 $ 7,017 $ 3,632 Renewals 8,647 21,241 558 2,794 1,331 Total $ 24,292 $ 26,432 $ 32,808 $ 9,811 $ 4,963 Leasing Costs and Concession Commitments per Sq. Ft.: New leases $ 155.24 $ 80.38 $ 211.93 $ 62.00 $ 54.57 Renewals $ 31.87 $ 37.43 $ 9.24 $ 9.30 $ 9.85 All new and renewed leases $ 65.28 $ 41.82 $ 154.32 $ 23.73 $ 24.60 Weighted Average Lease Term (years): New leases 9.1 9.3 11.0 7.5 8.8 Renewals 7.5 9.1 8.7 4.5 5.7 All new and renewed leases 8.2 9.1 10.6 5.4 7.0 Leasing Costs and Concession Commitments per Sq. Ft. per Year: New leases $ 17.09 $ 8.60 $ 19.31 $ 8.30 $ 6.20 Renewals $ 4.25 $ 4.13 $ 1.06 $ 2.07 $ 1.73 All new and renewed leases $ 7.99 $ 4.60 $ 14.57 $ 4.43 $ 3.51

Supplemental Q3 2021 36 As of September 30, 2021 (1) The life science property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income consistent with GAAP. (2) In March 2021, we entered into a 12-year lease with Surgalign Holdings, Inc. The lease relates to a recently redeveloped property we own in San Diego, CA. The term of the lease commences upon our delivery of the completed space, which is estimated to occur in the first quarter of 2022. (3) In July 2021, we entered into a 10-year lease with KSQ Therapeutics, Inc. The lease relates to an ongoing redevelopment of a property we own in Lexington, MA. The term of the lease commences upon our delivery of the completed space, which is estimated to occur in the second quarter of 2022. (4) Includes NOI for the three months ended September 30, 2021, annualized, from senior living communities in our SHOP segment. Tenants Representing 1% Or More of Total Annualized Rental Income RETURN TO TABLE OF CONTENTS (dollars in thousands) % of Annualized Annualized Rental Tenant Facility Type Rental Income Income Expiration 1 Vertex Pharmaceuticals Inc. (1) Life science $ 97,385 23.1% 2028 2 Cedars-Sinai Medical Center Medical office 17,053 4.0% 2021 - 2031 3 Advocate Aurora Health Medical office 16,896 4.0% 2024 4 Brookdale Senior Living, Inc. Senior living 9,446 2.2% 2032 5 Life Time Athletic Wellness center 9,105 2.2% 2040 6 HCA Holdings Inc. Medical office 7,071 1.7% 2022 - 2029 7 Surgalign Holdings, Inc. (2) Life science 6,694 1.6% 2034 8 Medtronic, Inc. Medical office 5,726 1.4% 2022 - 2023 9 Starmark Holdings, LLC Wellness center 5,400 1.3% 2028 10 IQVIA Holdings Inc. Life science 5,365 1.3% 2023 11 KSQ Therapeutics, Inc. (3) Life science 4,779 1.1% 2032 12 Stratford Retirement, LLC Senior living 4,745 1.1% 2033 13 Boston Children's Hospital Medical office 4,551 1.1% 2028 14 Oaks Senior Living, LLC Senior living 4,523 1.1% 2024 - 2030 15 Magellan Health Inc. Medical office 4,498 1.1% 2025 16 Sonova Holding AG Life science 4,432 1.1% 2024 17 Stellar Senior Living, LLC Senior living 4,353 1.0% 2027 All Other Tenants (4) 209,811 49.6% 2021 - 2043 Total Tenants $ 421,833 100.0%

Supplemental Q3 2021 37 Office Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2021 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 $ 7,674 2.1% 2.1% 2022 26,715 7.2% 9.3% 2023 21,212 5.7% 15.0% 2024 49,788 13.4% 28.4% 2025 24,377 6.6% 35.0% 2026 26,029 7.0% 42.0% 2027 15,216 4.1% 46.1% 2028 116,842 31.5% 77.6% 2029 12,919 3.5% 81.1% 2030 and thereafter 70,142 18.9% 100.0 % Total $ 370,914 100.0 % Average remaining lease term for our office portfolio (weighted by annualized rental income): 6.0 years Office Portfolio Square Feet with Leases Expiring Year Square Feet Percent of Total Square Feet Expiring Cumulative Percentage of Total Square Feet Expiring 2021 217,612 2.2% 2.2% 2022 1,017,888 10.2% 12.4% 2023 1,122,592 11.3% 23.7% 2024 1,797,794 18.0% 41.7% 2025 910,758 9.1% 50.8% 2026 808,918 8.1% 58.9% 2027 619,779 6.2% 65.1% 2028 1,483,126 14.9% 80.0% 2029 347,653 3.5% 83.5% 2030 and thereafter 1,645,337 16.5% 100.0 % Total 9,971,457 100.0% 1145 19th Street NW Washington, D.C.

Supplemental Q3 2021 38 Non-Segment Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 — — $ — — % — % 2022 — — — — % — % 2023 — — — — % — % 2024 2 180 units 2,885 6.9% 6.9% 2025 — — — — % 6.9% 2026 — — — — % 6.9% 2027 4 534 units 4,353 10.5% 17.4% 2028 6 354,000 sq. ft. 5,400 13.0% 30.4% 2029 1 155 units 547 1.3% 31.7% 2030 and thereafter 26 1,458 units and 458,000 sq. ft. 28,430 68.3% 100.0 % Total 39 $ 41,615 100.0 % Non-Segment Lease Expiration Schedule As of September 30, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 39 Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 16 through 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 23. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, impairment of assets, if any, including adjustments to reflect our proportionate share of EBITDAre of our equity method investment in Five Star, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 23. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 24. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, including adjustments to reflect our proportionate share of FFO of our equity method investment in Five Star, plus real estate depreciation and amortization and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 24. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 40 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of September 30, 2021. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also include 100% of rental income as reported under GAAP from the life science property owned in a joint venture arrangement in which we own a 55% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in our development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated leasing capital up to stabilization. Five Star retained communities Five Star retained communities are the 120 senior living communities in our SHOP segment that Five Star will continue to manage pursuant to our June 2021 amended management agreements with Five Star. GAAP GAAP is U.S. generally accepted accounting principles. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 41 Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our revolving credit facility and the indentures governing our senior unsecured notes. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of debt issuance costs and the 30 basis points facility fee on our revolving credit facility. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at September 30, 2021. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for our Office Portfolio is presented as of the end of the period shown; occupancy for our SHOP segment and other tenants is presented for the duration of the period shown, or the most recent prior period of equivalent length for which tenant and manager operating results are available to us. Excludes data for our wellness centers. Life science and medical office occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Other triple net leased senior living communities occupancy excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 42 Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. Operator transition communities Operator transition communities are senior living communities in our SHOP segment, which have been or will be transitioned from Five Star to other third party managers or closed or repositioned pursuant to the amendments to our management arrangements with Five Star in June 2021. As of November 3, 2021, we had executed agreements with 10 new third party managers to transition 107 senior living communities. Of these 107 senior living communities, 99 have been transitioned to new third party managers. Principal balance Principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. The principal balance of our revolving credit facility includes amounts outstanding as of the date presented. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. Same Property For the three months ended September 30, 2021, same property consists of properties owned, in service and operated by the same operator continuously since July 1, 2020, including the life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any. For the nine months ended September 30, 2021, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2020, including the life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by Five Star and other third party managers that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the managers to operate the communities. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. SNF SNF is a skilled nursing facility. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Includes data from the life science property owned in a joint venture arrangement in which we own a 55% equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at our senior living communities within our SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of September 30, 2021. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 43 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • The results of operations for the 107 senior living communities being transitioned may not improve under the management of new managers as a result of the transition as we currently expect, and the results of operations of, and our returns from, any or all of our senior living communities may decline, including for reasons beyond our, the new managers’ or Five Star’s control. This may also imply that we will successfully complete these transitions on the timing we expect. However, certain of these communities have not yet been transitioned and those transitions are subject to conditions. As a result, these transitions may not occur or they may be delayed or their terms may change. • Our redevelopment projects may not be successful and may cost more or take longer to complete than we currently expect. In addition, the terms of the leases we entered into with respect to our redevelopment projects may not commence on the currently expected dates or at all. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS